JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from May 1, 2011 to October 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Global Allocation Fund
Trade Date 6/1/2011
Issuer AES Corporation (AES 7.375% July 1, 2021 144A)
Cusip 00130HBR
Bonds 75,000
Offering Price $100.000
Spread 2.00%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.13%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan
Stanley, Barclays Capital, BNP Paribas, Credit Agricole Securities,
Mitsubishi UFJ Securities, Scotia Capital
Fund JPMorgan Global Allocation Fund
Trade Date 7/27/2011
Issuer Amerigas Partners, L.P. and AmeriGas Finance Corp. (APU
6.25% August 20, 2019)
Cusip 030981AG
Bonds 10,000
Offering Price $100.000
Spread 1.60%
Cost $10,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.26%
Syndicate Members Citigroup GlobalMarkets, Credit Suisse, JPMorgan,
Wells Fargo, Morgan Stanley, PNC Capital Markets, RBS Securities
Fund JPMorgan Global Allocation Fund
Trade Date 9/8/2011
Issuer Fresenius Medical Care  (FMEGR 6.50% September 15, 2018
144A)
Cusip 35802XAA
Bonds 50,000
Offering Price $98.623
Spread 0.94%
Cost $49,312
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.15%
Syndicate Members Barclays Capital, Credit Suisse, JPMorgan, Morgan
Stanley
Fund JPMorgan Global Allocation Fund
Trade Date 9/8/2011
Issuer Calumet Specialty Products Partners, L.P. and Calumet
Finance Corp. (CLMT 9.375% May 1, 2019 144A)
Cusip 131477AF
Bonds 5,000
Offering Price $93.000
Spread 2.50%
Cost $4,650
Dealer Executing Trade BoA Merrill Lynch
% of Offering  purchased by firm 6.26%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill
Lynch, Deutsche Bank Securities, Wells Fargo Securities
Fund JPMorgan Global Allocation Fund
Trade Date 9/20/2011
Issuer Bill Barrett Corporation (BBG 7.625% October 1, 2019)
Cusip 06846NAC
Bonds 5,000
Offering Price $100.000
Spread 1.75%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members Deutsche bank Securities, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Banco Bilbao Vizcaya, Barclays capital,
BMO Capital Markets, BNP Paribas, Bosc Inc, Bomerica Securities,
Credit Suisse Securities, Goldman Sachs, Howard Weil, Lloyds
Securities, Mitsubishi UFJ Securities, Scotia Capital, SunTrust
Robinson Humphrey, US bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 9/26/2011
Issuer Dolphin Subsidiary II, Inc. (AES 6.50% October 15, 2016
144A)
Cusip 256882AA
Bonds 5,000
Offering Price $100.000
Spread 1.25%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
JPMorgan, Morgan Stanley, BNP Paribas, Credit Agricole, Mitsubishi
UFJ Securities, Scotia Capital
Fund JPMorgan Global Allocation Fund
Trade Date 9/26/2011
Issuer Dolphin Subsidiary II, Inc. (AES 7.25% October 15, 2021
144A)
Cusip 256882AC
Bonds 5,000
Offering Price $100.000
Spread 1.25%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.70%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
JPMorgan, Morgan Stanley, BNP Paribas, Credit Agricole, Mitsubishi
UFJ Securities, Scotia Capital
Fund JPMorgan Global Allocation Fund
Trade Date 9/27/2011
Issuer Newfield Exploration Company (NFX 5.75% January 30, 2022)
Cusip 651290AP
Bonds 10,000
Offering Price $99.956
Spread 0.88%
Cost $9,996
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.06%
Syndicate Members JPMorgan, Wells Fargo, Banco Bilbao Vizcaya,
Barclays Capital, Citigroup Global Markets, BnB Nor Marlets, Goldman
Sachs, Mitsubishi UFJ Securities, Mizuho Securities, Tudor Pickering
& Co, US Bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 10/25/2011
Issuer MarkWest Energy Partners, L.P. & MarkWest Energy Finance
Corporation (MWE 6.25% June 15, 2022)
Cusip 570506AP
Bonds 10,000
Offering Price $100.000
Spread 1.50%
Cost $10,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.13%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, SunTrust
Humphreys, US Bancorp, Capital One Southcoast, Comerica Securities,
Natixis Securities, SNBC Nikko Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 5/3/2011
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR
6.50% April 30, 2021)
Cusip 1248EPAU
Bonds 575,000
Offering Price $100.000
Spread 1.30%
Cost $575,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.67%
Syndicate Members UBS Securities, Citigroup Global Markets, Credit
Suisse, Deutsche Bank Securities, Merrill Lynch Pierce Fenner &
Smith, Credit Agricole Securities, Goldman Sachs & Co, JPMorgan,
Morgan Joseph TriArtisan Group, Morgan Stanley & Co, RBC Capital, US
Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 5/6/2011
Issuer Kansas City Southern de Mexico, S.A. de C.V. (KSU 6.125%
June 15, 2021 144A)
Cusip 485161AL
Bonds 150,000
Offering Price $100.000
Spread 2.00%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, JPMoragn, JPMorgan,
Scotia Capital, BBVA Securities, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 5/10/2011
Issuer NRG Energy Inc (NRG 7.625% May 15, 2019 144A)
Cusip 629377BP
Bonds 375,000
Offering Price $100.000
Spread 1.25%
Cost $375,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.83%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman
Sachs, JPMorgan, Morgan Stanley, RBS Securities, BNP Paribas, Commerz
Markets, Credit Agricole Securities, ING Financial, Mitsubishi UFJ
Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/10/2011
Issuer NRG Energy Inc (NRG 7.875% May 15, 2021 144A)
Cusip 629377BQ
Bonds 400,000
Offering Price $100.000
Spread 1.25%
Cost $400,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.46%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman
Sachs, JPMorgan, Morgan Stanley, RBS Securities, BNP Paribas, Commerz
Markets, Credit Agricole Securities, ING Financial, Mitsubishi UFJ
Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/11/2011
Issuer Range Resources Corporation (RRC 5.75% June 1, 2021)
Cusip 75281AAM
Bonds 350,000
Offering Price $100.000
Spread 1.75%
Cost $350,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.68%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo,
Barclays Capital, BBVA Securities, BMO Capital, BNP Paribas, Bosc
Inc, Capital One Southcoast, Citigroup Global Markets, Comerica
Securities, Credit Agricole Corp, Credit Suisse, Deutsche bank,
KeyBanc Capital, Mitsubishi UFJ Securities, Natixis, RBC Capital
Markets, Scotia Capital, Societe Generale, SunTrust Robinson
Humphrey, UBS Securities, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 5/12/2011
Issuer Navios Maritime Acquisition Corporation and Navios
Acquistion Finance (U.S.) Inc. (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAC
Bonds 255,000
Offering Price $102.250
Spread 2.00%
Cost $260,738
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Canto
Fitzgerald, Credit Agricole, DVB Capital Markets, S Goldman Capital
Fund JPMorgan Income Builder Fund
Trade Date 5/13/2011
Issuer Thompson Creek Metals Company,Inc. (TCMCN 7.375% June 1,
2018 144A)
Cusip 884768AA
Bonds 80,000
Offering Price $100.000
Spread 2.25%
Cost $80,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Deutsche Bank Securities, JPMorgan, BBVA
Securities, RBC Capital Markets, Societe Generale, Standard Bank, UBS
Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/17/2011
Issuer RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)
Cusip 257867AX
Bonds 275,000
Offering Price $100.000
Spread 1.50%
Cost $275,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Citigroup Global
Markets, JPMorgan, Fifth Third Securities, Mitsubishi UFJ Securities,
PNC Capital Markets, Scotia Capital, TD Securities, UBS Securities,
US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 5/17/2011
Issuer Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019
144A)
Cusip 716495AM
Bonds 550,000
Offering Price $100.000
Spread 1.75%
Cost $550,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.63%
Syndicate Members Wells fargo, Bank America Merrill Lynch, Barclays
Capital, BMO Capital Markets, BNP Paribas, Goldman Sachs, JPMorgan,
RBC Capital Markets, Capital One Southcoast, Credit Agricole, Credit
Suisse, Deutsche bank, Morgan Stanley, UBS Securites, Citigroup
Global Markets, ING Capital, KeyBanc Capital Markets,Mizuho
Securites, Natixis Financial, Scotia Capital, SMBC Securities,
SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 5/18/2011
Issuer Concho Resources Inc (CXO 6.50% Juanuary 15, 2022)
Cusip 20605PAC
Bonds 490,000
Offering Price $100.000
Spread 2.00%
Cost $490,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.84%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo,
Barclays Capital, BNP Paribas, Credit Agricole, ING Financial, Lloyds
Securities, Mitsubishi UFJ Securities, US Bancorp, Banco Bilbao
Vizcaya Argentaria, BMO Capital, Capital One Southcoast, CIBC World
Markets, Howard Weil, Keybanc Capital markets, Natixis Securities,
RBS Securities, Scotia Capital, SMBC Nikko Capital Markets, SunTrust
Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 5/20/2011
Issuer JBS USA, LLC and JBS USA Finance, Inc. (JBSSBZ 7.25% June
1, 2021 144A)
Cusip 466112AF
Bonds 1,230,000
Offering Price $98.260
Spread 1.25%
Cost $1,208,598
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.36%
Syndicate Members Banco do Brasil SA, Bank America Merrill Lynch,
Barclays Capital, JPMorgan, Morgan Stanley, BMO Capital, Credit
Suisse, Rabo Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/23/2011
Issuer Regency Energy Partners LP and Regency Energy Finance
Corp (RGNC 6.50% July 15, 2021)
Cusip 75886AAF
Bonds 695,000
Offering Price $100.000
Spread 1.75%
Cost $695,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.39%
Syndicate Members Bank America Merrill Lynch, Credit Suisse,
JPMorgan, Morgan Stanley, RBS Securities, Wells fargo, Deutsche Bank,
SunTrust Robinson Humphrey, Comerica Securities, Natixis Securities,
Scotia Capital, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 6/1/2011
Issuer AES Corporation (AES 7.375% July 1, 2021 144A)
Cusip 00130HBR
Bonds 275,000
Offering Price $100.000
Spread 2.00%
Cost $275,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.13%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan
Stanley, Barclays Capital, BNP Paribas, Credit Agricole Securities,
Mitsubishi UFJ Securities, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 7/6/2011
Issuer Equinix Inc. (EQIX 7.00% July 15, 2021)
Cusip 29444UAK
Bonds 315,000
Offering Price $100.000
Spread 1.75%
Cost $315,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.77%
Syndicate Members Citigroup Global Markets, JPMorgan, Barclays
Capital, Evercore Partners, ING Financial, Merrill Lynch Pierce
Fenner & Smith, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 7/12/2011
Issuer Dynacast International LLC and Dynacast Finance Inc.
(DYNCST 9.25% July 15, 2019 144A)
Cusip 26779YAA
Bonds 100,000
Offering Price $100.000
Spread 2.75%
Cost $100,000
Dealer Executing Trade Macquarie Capital
% of Offering  purchased by firm 1.21%
Syndicate Members JPMorgan, Macquarie Securities USA, Inc.
Fund JPMorgan Income Builder Fund
Trade Date 7/20/2011
Issuer SunCoke Energy Inc. (SXC 7.625% August 1, 2019 144A)
Cusip 86722AAA
Bonds 85,000
Offering Price $100.000
Spread 2.00%
Cost $85,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit
Suisse, JPMorgan, RBS Securities, Bank America Merrill Lynch, BNY
Mellon, KeyBanc Capital Markets, US Bancorp, Wells Fargo, Williams
Capital Group
Fund JPMorgan Income Builder Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 6.50% February 15, 2020)
Cusip 404121AC
Bonds 705,000
Offering Price $100.000
Spread 1.13%
Cost $705,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays Capital, Citigroup Global Markets,
Deutsche Bank, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells
Fargo
Fund JPMorgan Income Builder Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 7.50% February 15, 2022)
Cusip 404121AD
Bonds 75,000
Offering Price $100.000
Spread 1.13%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Barclays Capital, Citigroup Global Markets,
Deutsche Bank, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells
Fargo
Fund JPMorgan Income Builder Fund
Trade Date 7/27/2011
Issuer Amerigas Partners, L.P. and AmeriGas Finance Corp. (APU
6.25% August 20, 2019)
Cusip 030981AG
Bonds 1,285,000
Offering Price $100.000
Spread 1.60%
Cost $1,285,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.26%
Syndicate Members Citigroup GlobalMarkets, Credit Suisse, JPMorgan,
Wells Fargo, Morgan Stanley, PNC Capital Markets, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 9/8/2011
Issuer Calumet Specialty Products Partners, L.P. and Calumet
Finance Corp. (CLMT 9.375% May 1, 2019 144A)
Cusip 131477AF
Bonds 320,000
Offering Price $93.000
Spread 2.50%
Cost $297,600
Dealer Executing Trade BoA Merrill Lynch
% of Offering  purchased by firm 6.26%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill
Lynch, Deutsche Bank Securities, Wells Fargo Securities
Fund JPMorgan Income Builder Fund
Trade Date 9/20/2011
Issuer Bill Barrett Corporation (BBG 7.625% October 1, 2019)
Cusip 06846NAC
Bonds 385,000
Offering Price $100.000
Spread 1.75%
Cost $385,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members Deutsche bank Securities, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Banco Bilbao Vizcaya, Barclays capital,
BMO Capital Markets, BNP Paribas, Bosc Inc, Bomerica Securities,
Credit Suisse Securities, Goldman Sachs, Howard Weil, Lloyds
Securities, Mitsubishi UFJ Securities, Scotia Capital, SunTrust
Robinson Humphrey, US bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/20/2011
Issuer Iron Mountain Incorporated (IRM 7.75% October 1, 2019)
Cusip 46284PAN
Bonds 200,000
Offering Price $100.000
Spread 1.50%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.98%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, HSBC
Securities, JPMorgan, Morgan Stanley, RBS Securities, Scotia Capital,
Credit Agricole, PNC Capital, TD Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 9/26/2011
Issuer Dolphin Subsidiary II, Inc. (AES 6.50% October 15, 2016
144A)
Cusip 256882AA
Bonds 300,000
Offering Price $100.000
Spread 1.25%
Cost $300,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
JPMorgan, Morgan Stanley, BNP Paribas, Credit Agricole, Mitsubishi
UFJ Securities, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 9/26/2011
Issuer Dolphin Subsidiary II, Inc. (AES 7.25% October 15, 2021
144A)
Cusip 256882AC
Bonds 255,000
Offering Price $100.000
Spread 1.25%
Cost $255,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.70%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
JPMorgan, Morgan Stanley, BNP Paribas, Credit Agricole, Mitsubishi
UFJ Securities, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 9/27/2011
Issuer Newfield Exploration Company (NFX 5.75% January 30, 2022)
Cusip 651290AP
Bonds 675,000
Offering Price $99.956
Spread 0.88%
Cost $674,703
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.06%
Syndicate Members JPMorgan, Wells Fargo, Banco Bilbao Vizcaya,
Barclays Capital, Citigroup Global Markets, BnB Nor Marlets, Goldman
Sachs, Mitsubishi UFJ Securities, Mizuho Securities, Tudor Pickering
& Co, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 10/25/2011
Issuer MarkWest Energy Partners, L.P. & MarkWest Energy Finance
Corporation (MWE 6.25% June 15, 2022)
Cusip 570506AP
Bonds 565,000
Offering Price $100.000
Spread 1.50%
Cost $565,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.13%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, SunTrust
Humphreys, US Bancorp, Capital One Southcoast, Comerica Securities,
Natixis Securities, SNBC Nikko Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 10/31/2011
Issuer American Axle & Manufacturing, Inc. (AXL 7.75% November
15, 2019)
Cusip 02406PAK
Bonds 475,000
Offering Price $100.000
Spread 2.00%
Cost $475,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members Bank America Merrill Lynch, JPMorgan
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 7/14/2011
Issuer Metropolitan Transportation Authority (5.000%, 11/15/41)
Cusip 59259YHN
Bonds 1,500,000
Offering Price $98.000
Spread 0.50%
Cost $1,470,060
Dealer Executing Trade BofA Merrill
% of Offering  purchased by firm 0.62%
Syndicate Members BofA Merrill, Barclays, JPMorgan, Ramirez, BB&T,
Fidelity, Beal, Raymond James, Roosevelt & Cross, City, Jefferies,
Siebert Brandford, Duncan Williams, First Southwest, Morgan Keegan,
RBC, Stifel Nicolaus, Loop, Goldman, Morgan Stanley, Wells Fargo,
Edward Jones, Jackson Securities, Piper Jaffray, Rice Financial, TD
Securities
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 8/11/2011
Issuer Rhode Island Health and Education (5.000%, 9/1/23)
Cusip 762197GG
Bonds 810,000
Offering Price $118.340
Spread 0.25%
Cost $958,522
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.15%
Syndicate Members BofA Merrill, Janney Montgomery, Oppenheimer,
JPMorgan
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 8/11/2011
Issuer Rhode Island Health and Education (5.000%, 9/1/24)
Cusip 762197GH
Bonds 840,000
Offering Price $116.820
Spread 0.25%
Cost $981,280
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.19%
Syndicate Members BofA Merrill, Janney Montgomery, Oppenheimer,
JPMorgan
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 8/11/2011
Issuer Rhode Island Health and Education (5.000%, 9/1/25)
Cusip 762197GU
Bonds 655,000
Offering Price $115.700
Spread 0.25%
Cost $757,809
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill, Janney Montgomery, Oppenheimer,
JPMorgan
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 9/7/2011
Issuer Fulton County Water (5.000%, 1/1/2023)
Cusip 360066MU
Bonds 5,000,000
Offering Price $115.920
Spread 0.50%
Cost $5,795,800
Dealer Executing Trade Citigroup Incorporated
% of Offering  purchased by firm 1.99%
Syndicate Members BofA Merrill, Citi, Sterne Agee, JPMorgan, Rice
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 10/5/2011
Issuer Triboro Bridge (5.000%, January 1, 2026)
Cusip 89602NWT
Bonds 24,250,000
Offering Price $113.337
Spread 0.50%
Cost $27,484,223
Dealer Executing Trade Morgan Stanley And Company LLC New York
% of Offering  purchased by firm 8.20%
Syndicate Members Morgan Stanley, Rice Financial, BofA Merrill,
Goldman, Ramirez, BB&T, Fidelity, Loop, Piper Jaffray, Roosevelt,
Barclays, JPMorgan, Siebert Brandford, Duncan-Williams,
FirstSouthwest, Beal, Raymond James, Stifel Nicolas, Citi, Jeffries,
Wells Fargo, Edward Jones, Jackson, Morgan Keegan, RBC, TD Securities
Fund JPMorgan Tax Aware Real Return SMA Fund
Trade Date 10/5/2011
Issuer Triboro Bridge (5.000%, January 1, 2026)
Cusip 89602NWT
Bonds 750,000
Offering Price $113.337
Spread 0.50%
Cost $850,028
Dealer Executing Trade Morgan Stanley And Company LLC New York
% of Offering  purchased by firm 8.20%
Syndicate Members Morgan Stanley, Rice Financial, BofA Merrill,
Goldman, Ramirez, BB&T, Fidelity, Loop, Piper Jaffray, Roosevelt,
Barclays, JPMorgan, Siebert Brandford, Duncan-Williams,
FirstSouthwest, Beal, Raymond James, Stifel Nicolas, Citi, Jeffries,
Wells Fargo, Edward Jones, Jackson, Morgan Keegan, RBC, TD Securities

Fund JPMorgan China Region Fund
Trade Date 5/27/2011
Issuer MGM China Holdings Ltd IPO
Cusip B4P8HQ1
Shares 21,000
Offering Price $1.97
Spread $0.06
Cost $41,819.51
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 1.64%
Syndicate Members BNP Paribas, CLSA Asia Pacific Markets, Deutsche
bank, JPMorgan, Merrill Lynch, Morgan Stanley, Royal Bank of
Scotland, Bank of China-Hong Kong, Bank of Communictaions-Hong Kong,
ICBC, Standard Chartered-Asia
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Shares 12,400
Offering Price $18.00
Spread $0.81
Cost $223,200.00
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital,
Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital
Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher &
Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 05346410
Shares 1,900
Offering Price $128.25
Spread $4.49
Cost $243,675.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan,
Barclays Capital, Deutsche Bank Securities, UBS Investment Bank,
Wells Fargo Securities
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 6/23/2011
Issuer Prologis, Inc. (PLD) Secondary
Cusip 74340W10
Shares 3,900
Offering Price $33.50
Spread $1.26
Cost $130,650.00
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 5.06%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citi, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan Stanley, ING, RBC
Capital Markets, RBS, SMBC Nikko, Credit Agricole CIB, Credit Suisse,
HSBC, Scotia Capital, BBVA, Mitsubishi UFJ Securities, PNC Capital
Markets LLC, Piper Jaffray
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 7/13/2011
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 9,600
Offering Price $25.00
Spread $1.00
Cost $240,000.00
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Morgan Stanley,
Wells Fargo Securities, Evercore Partners, Mitsubishi UFJ Securities,
Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets
Fund JPMorgan Research Market Neutral Fund
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Shares 175,800
Offering Price $18.00
Spread $0.81
Cost $3,164,400.00
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital,
Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital
Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher &
Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Research Market Neutral Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 05346410
Shares 12,100
Offering Price $128.25
Spread $4.49
Cost $1,551,825.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan,
Barclays Capital, Deutsche Bank Securities, UBS Investment Bank,
Wells Fargo Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 6/23/2011
Issuer Prologis, Inc. (PLD) Secondary
Cusip 74340W10
Shares 52,300
Offering Price $33.50
Spread $1.26
Cost $1,752,050.00
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 5.06%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citi, Deutsche
Bank Securities, Goldman, Sachs & Co., Morgan Stanley, ING, RBC
Capital Markets, RBS, SMBC Nikko, Credit Agricole CIB, Credit Suisse,
HSBC, Scotia Capital, BBVA, Mitsubishi UFJ Securities, PNC Capital
Markets LLC, Piper Jaffray
Fund JPMorgan Research Market Neutral Fund
Trade Date 7/13/2011
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 148,800
Offering Price $25.00
Spread $1.00
Cost $3,720,000.00
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 4.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Morgan Stanley,
Wells Fargo Securities, Evercore Partners, Mitsubishi UFJ Securities,
Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets